[LOGO] M F S(SM)                                              Semiannual Report
INVESTMENT MANAGEMENT                                           August 31, 1997


MFS(R) GOVERNMENT SECURITIES FUND


[GRAPHIC OMITTED]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Portfolio Manager's Overview ..............................................  2
Portfolio Manager's Profile ...............................................  4
Portfolio Concentration ...................................................  4
Fund Facts ................................................................  5
Performance Summary .......................................................  5
Portfolio of Investments ..................................................  7
Financial Statements ......................................................  9
Notes to Financial Statements ............................................. 19
Trustees and Officers ..................................................... 25

   HIGHLIGHTS

   o FOR THE SIX MONTHS ENDED AUGUST 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 4.16%, CLASS B SHARES 3.82%, CLASS C SHARES 3.71%, AND CLASS I SHARES 4.34%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o IN AN ENVIRONMENT OF FAIRLY STABLE INTEREST RATES, YIELDS ON TWO-YEAR U.S. TREASURY SECURITIES, WHICH WERE AT 6.09% AT THE END OF FEBRUARY 1997, EASED MODESTLY TO 5.96% BY THE END OF AUGUST, WHILE YIELDS ON 10-YEAR TREASURIES DECLINED FROM 6.55% TO 6.34%.

   o THE FUND'S PORTFOLIO DURATION (OR MEASURE OF INTEREST-RATE SENSITIVITY) IS CURRENTLY 4.4 YEARS, APPROXIMATELY EQUIVALENT TO THAT OF A FIVE-YEAR TREASURY AND TO ITS BENCHMARK INDEX AVERAGE.

   o BEING SENSITIVE TO THE ROLE OF INFLATIONARY EXPECTATIONS AND TO THE FEDERAL RESERVE BOARD'S NEED FOR CREDIBILITY IN THE PROCESS OF CONTROLLING INFLATION, WE ANTICIPATE MAINTAINING A NEUTRAL-TO-DEFENSIVE INTEREST-RATE EXPOSURE IN THE PORTFOLIO FOR THE NEXT SEVERAL MONTHS.

LETTER FROM THE CHAIRMAN
[Photo of A. Keith Brodkin]

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. The rapid pace of growth seen in the first quarter slowed slightly in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. The money supply is increasing at a rapid rate, the housing and automobile markets are strengthening, and it now appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

In the fixed-income markets, we have been encouraged by the Fed's decision at its July meeting not to raise short-term interest rates. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens during the balance of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
-------------------------
    A. Keith Brodkin
    Chairman and President

September 15, 1997

PORTFOLIO MANAGER'S OVERVIEW
[Photo of Steven E. Nothern]
     STEVEN E. NOTHERN

Dear Shareholders:
It is becoming increasingly apparent to many people that the business investment boom the American economy is undergoing has enabled the economy to expand at rates well above what the Fed believed was possible without putting upward pressure on inflation. Although there is, as of yet, no sign of inflation surfacing, there is also no sign of slowing growth. While an expectation of slower growth ahead may have been a reason for the Fed's not raising interest rates at recent meetings, mounting evidence that growth is not slowing suggests it may yet feel compelled to exercise caution and nudge rates higher later in the year or early next year. Given this possibility, the risks remain fairly balanced, and interest rates have remained in a fairly narrow range. Yields on two-year U.S. Treasury securities, which were at 6.09% at the end of February 1997, eased modestly to 5.96% by the end of August, while yields on 10-year Treasuries declined from 6.55% to 6.34%. During this period, an investment in two-year Treasuries would have provided a total return of 3.44%, while an investment in 10-year Treasuries would have produced a total return of 4.73%. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

In this environment, Class A shares of the Fund provided a total return of 4.16% for the six months ended August 31, 1997, while Class B shares returned 3.82%, Class C shares 3.71%, and Class I shares 4.34%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 4.50% return for the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government- agency, and mortgage-backed securities. During the same period, the average government securities fund as reported by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 3.85%.

The Fund's portfolio duration (or measure of interest-rate sensitivity) is currently 4.4 years, approximately equivalent to that of a five-year Treasury and to the Lehman Index average. Our overall inflation outlook has not changed, and we continue to see a structurally healthy economy, as opposed to one that is overheating due to excess demand. Inflation pressures going forward look muted, and we are unconvinced that the pickup in wages poses a clear inflation risk. But we also remain sensitive to the role of inflationary expectations and to the Fed's need for credibility in the process of controlling inflation. Especially if the core Consumer Price Index were to show signs of tilting upward, the Fed would likely feel compelled to tighten monetary conditions. Consequently, we anticipate maintaining a neutral-to- defensive overall interest-rate exposure in the portfolio for the next several months.

The portfolio continues to hold a substantial position in government-agency mortgage-backed pass-through certificates. Yield spreads to Treasuries with equivalent durations are approximately 1%, and we do not expect a major refinancing wave to occur until yields on 10-year Treasuries significantly dip below 6%. In spite of the downward movement in interest rates, several factors that support high demand for these issues remain. First, mortgage prepayment rates have been very stable, giving investors some comfort that the securities will have a predictable yield. Second, these securities' yield spreads to Treasuries have remained attractive, while spreads in competing sectors have narrowed. Finally, U.S. government agencies such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation continue to buy for their own portfolios, while foreign investors have become large purchasers of Government National Mortgage Association issues.

The Fund remains substantially invested in government-sponsored or agency securities, as we have been able to add attractive incremental yield to the portfolio in this sector. The Fund's ability to invest in government-agency, Treasury, and mortgage-backed securities within a range of maturities has proven helpful in this rapidly changing environment. As always, we will maintain our commitment to seek competitive and consistent returns over the long term.

Respectfully,

/s/ Steven E. Nothern
--------------------------
    Steven E. Nothern
    Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

STEVEN E. NOTHERN JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1989 AND SENIOR VICE PRESIDENT IN 1993. A GRADUATE OF MIDDLEBURY COLLEGE WITH A MASTER'S IN BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY, HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY. HE HAS MANAGED MFS() R GOVERNMENT SECURITIES FUND SINCE 1991.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1997

LARGEST SECTORS

Mortgage-Backed Securities                   48.7%
Other Government Agencies                    23.7%
U.S. Treasuries                              19.9%
Cash and Cash Equivalence                     7.7%

For a more complete breakdown, refer to the Portfolio of Investments.

  FUND FACTS

  OBJECTIVE:               THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK CURRENT
                           INCOME AND PRESERVATION OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   CLASS A SHARES:  JULY 25, 1984
                           CLASS B SHARES:  AUGUST 30, 1993
                           CLASS C SHARES:  APRIL 1, 1996
                           CLASS I SHARES:  JANUARY 2, 1997

  SIZE:                    $398.8 MILLION NET ASSETS AS OF AUGUST 31, 1997

PERFORMANCE SUMMARY

Because mutual funds like MFS Government Securities Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF AUGUST 31, 1997

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                              6 Months           1 Year          5 Years         10 Years
--------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                         +4.16%           +9.16%          +35.34%         +114.50%
--------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                       --             +9.16%          + 6.24%         +  7.93%
--------------------------------------------------------------------------------------------------------------------------------
SEC Results                                                       --             +3.99%          + 5.22%         +  7.41%
--------------------------------------------------------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                              6 Months           1 Year          5 Years         10 Years
--------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                         +3.82%           +8.42%          +31.57%         +108.61%
--------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                       --             +8.42%          + 5.64%         +  7.63%
--------------------------------------------------------------------------------------------------------------------------------
SEC Results                                                       --             +4.42%          + 5.33%         +  7.63%
--------------------------------------------------------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                              6 Months           1 Year          5 Years         10 Years
--------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                         +3.71%           +8.37%          +33.89%         +112.32%
--------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                       --             +8.37%          + 6.01%         +  7.82%
--------------------------------------------------------------------------------------------------------------------------------
SEC Results                                                       --             +7.37%          + 6.01%         +  7.82%
--------------------------------------------------------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                              6 Months           1 Year          5 Years         10 Years
--------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                         +4.34%           +9.43%          +35.73%         +115.09%
--------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                       --             +9.43%          + 6.30%         +  7.96%
--------------------------------------------------------------------------------------------------------------------------------

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - August 31, 1997

Bonds - 92.3%
----------------------------------------------------------------------------
                                         PRINCIPAL AMOUNT
ISSUER                                       (000 OMITTED)             VALUE
----------------------------------------------------------------------------
U.S. Federal Agencies - 27.7%
    Federal National Mortgage Assn., 6.95s, 2006   $10,000      $  9,984,400
    Federal National Mortgage Assn., 7s, 2026       20,718        20,465,813
    Federal National Mortgage Assn., 7.5s, 2003     11,618        11,907,968
    Federal National Mortgage Assn., 8.46s, 2002     5,678         6,130,341
    Financing Corp., 9.8s, 2018                     16,500        21,609,885
    Financing Corp., 10.35s, 2018                    5,000         6,859,350
    Financing Corp., 10.7s, 2017                    20,790        29,248,827
    Government Trust Certificates, 9.25s, 2001       4,000         4,241,993
                                                                ------------
                                                                $110,448,577
----------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation - 10.0%
    FHLMC, 7.5s, 2027                              $39,498      $ 39,942,685
----------------------------------------------------------------------------
U.S. Government Guaranteed - 54.6%
  Government National Mortgage Association - 26.5%
    GNMA, 7s, 2022 - 2024                          $18,850      $ 18,680,426
    GNMA, 7.5s, 2002 - 2027                         36,152        36,640,193
    GNMA, 8s, 2026 - 2027                           19,112        19,649,245
    GNMA, 8.5s, 2001 - 2026                         26,208        27,384,781
    GNMA, 10.75s, 2015 - 2016                          271           306,740
    GNMA, 11.5s, 2010 - 2019                         1,086         1,259,864
    GNMA, 12s, 2013 - 2019                             655           769,462
    GNMA, 12.5s, 2011                                  821           971,678
                                                                ------------
                                                                $105,662,389
----------------------------------------------------------------------------
  Small Business Administration - 8.2%
    SBA, 8.625s, 2011                              $ 3,751      $  3,995,773
    SBA, 8.8s, 2011                                  1,839         1,976,517
    SBA, 9.05s, 2009                                 2,080         2,225,223
    SBA, 9.1s, 2009                                  2,809         3,014,189
    SBA, 9.25s, 2010                                 2,754         2,978,901
    SBA, 9.3s, 2010                                  4,280         4,657,557
    SBA, 9.45s, 2010                                 6,569         7,146,160
    SBA, 9.5s, 2010                                    274           299,073
    SBA, 9.65s, 2010                                 1,375         1,507,064
    SBA, 9.7s, 2010                                  1,315         1,441,190
    SBA, 9.9s, 2008                                  1,079         1,178,027
    SBA, 10.05s, 2008 - 2009                         1,257         1,383,199
    SBA, 10.35s, 1997                                  941           940,953
                                                                ------------
                                                                $ 32,743,826
----------------------------------------------------------------------------
  U.S. Treasury Obligations - 19.9%
    U.S. Treasury Bonds, 12.375s, 2004             $10,650      $ 14,111,250
    U.S. Treasury Bonds, 11.25s, 2015               12,475        18,387,028
    U.S. Treasury Notes, 9.25s, 1998                21,000        21,662,760
    U.S. Treasury Notes, 9.125s, 1999               10,000        10,504,700
    U.S. Treasury Notes, 8.5s, 2000                 14,000        14,767,760
                                                                ------------
                                                                $ 79,433,498
----------------------------------------------------------------------------
Total U.S. Government Guaranteed                                $217,839,713
----------------------------------------------------------------------------
Total Bonds (Identified Cost, $365,375,731)                     $368,230,975
----------------------------------------------------------------------------
Repurchase Agreement - 6.7%
----------------------------------------------------------------------------
     Investments in repurchase agreements with
       Goldman Sachs, in a joint trading account
       ($351,286,000), dated 8/29/97, due 9/02/97,
       total to be received $351,502,626,
       collateralized by various U.S. Treasury and
       federal agency obligations (with
       $310,038,000 par and valued at
       $351,286,195), at Cost                      $26,692      $ 26,692,000
----------------------------------------------------------------------------
Total Investments (Identified Cost, $392,067,731)               $394,922,975

Other Assets, Less Liabilities - 1.0%                              3,897,802
----------------------------------------------------------------------------
Net Assets - 100.0%                                             $398,820,777
----------------------------------------------------------------------------
See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
AUGUST 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $392,067,731)       $394,922,975
  Cash                                                                  16
  Receivable for Fund shares sold                                  199,513
  Interest receivable                                            4,724,673
  Other assets                                                       3,751
                                                              ------------
      Total assets                                            $399,850,928
                                                              ------------
Liabilities:
  Payable for Fund shares reacquired                          $    634,489
  Payable to affiliates -
    Management fee                                                   9,896
    Administrative fee                                                 495
    Shareholder servicing agent fee                                  4,287
    Distribution and service fee                                   198,428
  Accrued expenses and other liabilities                           182,556
                                                              ------------
      Total liabilities                                       $  1,030,151
                                                              ------------
Net assets                                                    $398,820,777
                                                              ============

Net assets consist of:
  Paid-in capital                                             $434,413,299
  Unrealized appreciation on investments                         2,855,244
  Accumulated net realized loss on investments                 (38,728,964)
  Accumulated undistributed net investment income                  281,198
                                                              ------------
      Total                                                   $398,820,777
                                                              ============
Shares of beneficial interest outstanding                      42,090,448
                                                               ==========

Class A shares:
  Net asset value per share
    (net assets of $282,725,083 / 29,829,559 shares of
    beneficial interest outstanding)                             $9.48
                                                                 =====
  Offering price per share (100 / 95.25)                         $9.95
                                                                 =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $108,781,159 / 11,490,965 shares of
    beneficial interest outstanding)                             $9.47
                                                                 =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $6,848,770 / 720,784 shares of
    beneficial interest outstanding)                             $9.50
                                                                 =====

Class I shares:
  Net asset value, offering price and redemption
    price per share (net assets of
    $465,765 / 49,140 shares of beneficial
    interest outstanding)                                        $9.48
                                                                 =====
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED AUGUST 31, 1997
------------------------------------------------------------------------------

Net investment income:
  Interest income                                                 $ 15,205,192
                                                                  ------------
  Expenses -
    Management fee                                                $    824,602
    Trustees' compensation                                              18,939
    Shareholder servicing agent fee                                    266,404
    Distribution and service fee (Class A)                             509,656
    Distribution and service fee (Class B)                             557,293
    Distribution and service fee (Class C)                              33,442
    Administrative fee                                                  30,910
    Custodian fee                                                       82,222
    Postage                                                             36,895
    Auditing fee                                                        17,874
    Legal fee                                                            2,783
    Miscellaneous                                                      152,153
                                                                  ------------
      Total expenses                                              $  2,533,173
    Fees paid indirectly                                               (71,030)
    Preliminary reduction of expenses by investment adviser           (225,063)
                                                                  ------------
      Net expenses                                                $  2,237,080
                                                                  ------------
        Net investment income                                     $ 12,968,112
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on
     investment transactions                                      $ (1,223,425)
  Change in unrealized appreciation on investments                   4,204,771
                                                                  ------------
      Net realized and unrealized gain on investments             $  2,981,346
                                                                  ------------
          Increase in net assets from operations                  $ 15,949,458
                                                                  ============
See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED
                                                          AUGUST 31, 1997           YEAR ENDED
                                                               (UNAUDITED)   FEBRUARY 28, 1997
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $  12,968,112        $  27,357,230
  Net realized loss on investments                             (1,223,425)         (16,888,266)
  Net unrealized gain on investments                            4,204,771            4,038,792
                                                            -------------        -------------
    Increase in net assets from operations                  $  15,949,458        $  14,507,756
                                                            -------------        -------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $  (9,300,233)       $ (19,813,814)
  From net investment income (Class B)                         (3,209,811)          (6,922,954)
  From net investment income (Class C)                           (188,953)            (177,171)
  From net investment income (Class I)                            (15,957)              (5,243)
                                                            -------------        -------------
    Total distributions declared to shareholders            $ (12,714,954)       $ (26,919,182)
                                                            -------------        -------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                          $  27,672,800        $  78,440,786
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                               7,943,534           16,963,649
  Cost of shares reacquired                                   (54,692,359)        (115,991,226)
                                                            -------------        -------------
    Decrease in net assets from Fund share transactions     $ (19,076,025)       $ (20,586,791)
                                                            -------------        -------------
      Total decrease in net assets                          $ (15,841,521)       $ (32,998,217)
Net assets:
  At beginning of period                                      414,662,298          447,660,515
                                                            -------------        -------------

At end of period (including accumulated undistributed net
investment income of $281,198, and $28,040, respectively)   $ 398,820,777        $ 414,662,298
                                                            =============        =============

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      AUGUST 31, 1997                YEAR ENDED                YEAR ENDED
                                                          (UNAUDITED)         FEBRUARY 28, 1997         FEBRUARY 29, 1996
--------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $ 9.40                    $ 9.67                    $ 9.22
                                                               ------                    ------                    ------
Income from investment operations# -
  Net investment income(S)                                     $ 0.31                    $ 0.62                    $ 0.66
  Net realized and unrealized gain (loss) on
   investments                                                   0.07                     (0.28)                     0.45
                                                               ------                    ------                    ------
      Total from investment operations                         $ 0.38                    $ 0.34                    $ 1.11
                                                               ------                    ------                    ------

Less distributions declared to shareholders
 from net investment income                                    $(0.30)                   $(0.61)                   $(0.66)
                                                               ------                    ------                    ------
Net asset value - end of period                                $ 9.48                    $ 9.40                    $ 9.67
                                                               ======                    ======                    ======
Total return(+)                                                 4.16%++                   3.67%                    12.29%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    0.95%+                    0.91%                     0.84%
  Net investment income                                         6.52%+                    6.56%                     6.83%
Portfolio turnover                                                81%                      339%                      352%
Net assets, end of period (000 omitted)                      $282,725                  $293,286                  $322,740

  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to February 28, 1994, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
      Net investment income                                    $ 0.30                    $ 0.61                    $ 0.64
      Ratios (to average net assets):
        Expenses##                                              1.05%+                    1.06%                     1.05%
        Net investment income                                  6.42%+                    6.41%                     6.62%

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                                                  ELEVEN MONTHS
                                                           YEAR ENDED                     ENDED                YEAR ENDED
                                                    FEBRUARY 28, 1995         FEBRUARY 28, 1994            MARCH 31, 1993
--------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $ 9.79                    $10.00                    $ 9.43
                                                               ------                    ------                    ------
Income from investment operations# -
  Net investment income(S)                                     $ 0.67                    $ 0.63                    $ 0.67
  Net realized and unrealized gain (loss) on
   investments                                                  (0.58)                    (0.20)                     0.60
                                                               ------                    ------                    ------
      Total from investment operations                         $ 0.09                    $ 0.43                    $ 1.27
                                                               ------                    ------                    ------
Less distributions declared to shareholders -
  From net investment income(++)                               $(0.66)                   $(0.58)                   $(0.70)
  In excess of net realized gain on investments                  --                       (0.06)                     --
                                                               ------                    ------                    ------
      Total distributions declared to shareholders             $(0.66)                   $(0.64)                   $(0.70)
                                                               ------                    ------                    ------
Net asset value - end of period                                $ 9.22                    $ 9.79                    $10.00
                                                               ======                    ======                    ======
Total return(+)                                                 1.21%                     6.57%+                   13.94%
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                      0.79%                     0.68%+                    1.20%
  Net investment income                                         7.24%                     6.83%+                    7.18%
Portfolio turnover                                               385%                      167%                      264%
Net assets, end of period (000 omitted)                      $318,116                  $372,702                  $356,735

   + Annualized.
   # Per share data for the periods subsequent to February 28, 1994, are based on average shares outstanding.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) Includes distributions in excess of net investment income of less than $0.001 per share for the eleven months ended February
     28, 1994.
 (S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
       Net investment income                                   $ 0.65                    $ 0.59                  $   --
       Ratios (to average net assets):
        Expenses                                                1.05%                     1.17%+                     --
        Net investment income                                   6.98%                     6.34%+                     --

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                      1992            1991            1990            1989            1988            1987
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data
 (for a share outstanding throughout each period):
Net asset value - beginning of period   $ 9.29          $ 9.10          $ 9.05          $ 9.56          $10.22          $10.53
                                        ------          ------          ------          ------          ------          ------

Income from investment operations -
  Net investment income                 $ 0.75          $ 0.78          $ 0.82          $ 0.86          $ 0.87          $ 0.94
  Net realized and unrealized
   gain (loss) on investments             0.14            0.19            0.04           (0.51)          (0.59)          (0.20)
                                        ------          ------          ------          ------          ------          ------

      Total from investment
       operations                       $ 0.89          $ 0.97          $ 0.86          $ 0.35          $ 0.28          $ 0.74
                                        ------          ------          ------          ------          ------          ------

Less distributions declared to
 shareholders -
  From net investment income            $(0.75)         $(0.78)         $(0.81)         $(0.86)         $(0.88)         $(0.94)
  In excess of net realized gain
   on investments                         --              --              --              --             (0.06)          (0.11)
                                        ------          ------          ------          ------          ------          ------

      Total distributions
       declared to shareholders         $(0.75)         $(0.78)         $(0.81)         $(0.86)         $(0.94)         $(1.05)
                                        ------          ------          ------          ------          ------          ------
Net asset value - end of period         $ 9.43          $ 9.29          $ 9.10          $ 9.05          $ 9.56          $10.22
                                        ======          ======          ======          ======          ======          ======
Total return(+)                          9.96%          11.13%           9.72%           3.84%           3.11%           7.48%
Ratios (to average net assets)/
 Supplemental data:
  Expenses                               1.25%           1.28%           1.29%           1.40%           1.18%           1.18%
  Net investment income                  7.95%           8.56%           8.81%           9.25%           9.10%           9.14%
Portfolio turnover                        270%             95%            260%            346%            417%            191%
Net assets, end of period (000
 omitted)                             $356,366        $323,612        $327,877        $348,617        $397,239        $487,975

(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      AUGUST 31, 1997                YEAR ENDED                YEAR ENDED
                                                          (UNAUDITED)         FEBRUARY 28, 1997         FEBRUARY 29, 1996
-------------------------------------------------------------------------------------------------------------------------
                                                             CLASS B
-------------------------------------------------------------------------------------------------------------------------
Per share data
 (for a share outstanding throughout each period):
Net asset value - beginning of period                          $ 9.39                    $ 9.66                    $ 9.22
                                                                -----                     -----                     -----

Income from investment operations# -
  Net investment income(S)                                     $ 0.28                    $ 0.55                    $ 0.59
  Net realized and unrealized gain (loss) on
   investments                                                   0.07                     (0.28)                     0.44
                                                               ------                    ------                    ------
      Total from investment operations                         $ 0.35                    $ 0.27                    $ 1.03
                                                               ------                    ------                    ------

Less distributions declared to shareholders from net
 investment income                                             $(0.27)                   $(0.54)                   $(0.59)
                                                               ------                    ------                    ------
Net asset value - end of period                                $ 9.47                    $ 9.39                    $ 9.66
                                                               ======                    ======                    ======
Total return                                                    3.82%++                   2.92%                    11.46%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    1.60%+                    1.62%                     1.56%
  Net investment income                                         5.86%+                    5.85%                     6.09%
Portfolio turnover                                                81%                      339%                      352%
Net assets, end of period (000 omitted)                      $108,781                  $114,861                  $124,921

  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to February 28, 1994, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
    Net investment income                                      $ 0.27                    $ 0.54                    $ 0.57
    Ratios (to average net assets):
      Expenses##                                                1.70%+                    1.77%                     1.77%
      Net investment income                                     5.76%+                    5.70%                     5.88%

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                 PERIOD ENDED
                                                              FEBRUARY 28, 1995          FEBRUARY 28, 1994**
------------------------------------------------------------------------------------------------------------
                                                                        CLASS B
------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $ 9.78                       $10.16
                                                                         ------                       ------

Income from investment operations# -
  Net investment income(S)                                               $ 0.59                       $ 0.30
  Net realized and unrealized loss on investments                         (0.56)                       (0.43)
                                                                         ------                       ------
      Total from investment operations                                   $ 0.03                       $(0.13)
                                                                         ------                       ------

Less distributions declared to shareholders from net
 investment income(++)                                                   $(0.59)                      $(0.25)
                                                                         ------                       ------
Net asset value - end of period                                          $ 9.22                       $ 9.78
                                                                         ======                       ======
Total return                                                              0.57%                      (1.29)%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                1.51%                        1.39%+
  Net investment income                                                   6.52%                        5.92%+
Portfolio turnover                                                         385%                         167%
Net assets, end of period (000 omitted)                                $105,178                     $113,107

  ** For the period from the commencement of the Fund's offering of Class B shares, August 30, 1993, through February 28, 1994.
   + Annualized.
   # Per share data for the periods subsequent to February 28, 1994, are based on average shares outstanding.
(++) Includes distributions in excess of net investment income of less than $0.001 per share for the period ended February
     28, 1994.
(S)  The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

      Net investment income                                              $ 0.57                       $ 0.28
      Ratios (to average net assets):
        Expenses                                                          1.77%                        1.87%+
        Net investment income                                             6.26%                        5.44%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                 PERIOD ENDED
                                                                AUGUST 31, 1997                 FEBRUARY 28,
                                                                    (UNAUDITED)                      1997***
------------------------------------------------------------------------------------------------------------
                                                                        CLASS C
------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $ 9.43                       $ 9.51
                                                                         ------                       ------

Income from investment operations# -
  Net investment income(S)                                               $ 0.28                       $ 0.47
  Net realized and unrealized gain (loss) on investments                   0.06                        (0.09)
                                                                         ------                       ------
      Total from investment operations                                   $ 0.34                       $ 0.38
                                                                         ------                       ------

Less distributions declared to shareholders from net investment
 income                                                                  $(0.27)                      $(0.46)
                                                                          -----                        -----

Net asset value - end of period                                          $ 9.50                       $ 9.43
                                                                         ======                       ======
Total return                                                              3.71%++                      4.06%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              1.60%+                       1.55%+
  Net investment income                                                   5.86%+                       5.97%+
Portfolio turnover                                                          81%                         339%
Net assets, end of period (000 omitted)                                  $6,849                       $6,046

 *** For the period from commencement of the Fund's offering of Class C shares, April 1, 1996, through February 28, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## The Fund's expenses are calculated without reduction for fees paid indirectly.
 (S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

      Net investment income                                              $ 0.27                       $ 0.46
      Ratios (to average net assets):
        Expenses##                                                        1.70%+                       1.70%+
        Net investment income                                             5.76%+                       5.82%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                 PERIOD ENDED
                                                                AUGUST 31, 1997                 FEBRUARY 28,
                                                                    (UNAUDITED)                     1997****
------------------------------------------------------------------------------------------------------------
                                                                        CLASS I
------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $ 9.40                       $ 9.41
                                                                         ------                       ------

Income from investment operations# -
  Net investment income(S)                                               $ 0.32                       $ 0.10
  Net realized and unrealized gain (loss) on investments                   0.08                        (0.01)
                                                                         ------                       ------
      Total from investment operations                                   $ 0.40                       $ 0.09
                                                                         ------                       ------

Less distributions declared to shareholders from net
 investment income                                                       $(0.32)                      $(0.10)
                                                                         ------                       ------
Net asset value - end of period                                          $ 9.48                       $ 9.40
                                                                         ======                       ======
Total return                                                              4.34%++                      1.03%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              0.60%+                       0.48%+
  Net investment income                                                   6.87%+                       7.22%+
Portfolio turnover                                                          81%                         339%
Net assets, end of period (000 omitted)                                    $466                         $470

**** For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through February 28, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## The Fund's expenses are calculated without reduction for fees paid indirectly.
 (S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
      Net investment income                                              $ 0.31                       $ 0.09
      Ratios (to average net assets):
        Expenses##                                                        0.70%+                       0.63%+
        Net investment income                                             6.77%+                       7.07%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS Government Securities Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Some government securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. This fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

At February 28, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $37,119,277 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on February 28, 1999 ($272,762), February 28, 2003 ($20,719,753), and
February 28, 2005 ($16,126,762).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate equal to the lesser of (i) 0.40% of average daily net assets or (ii) 0.25% of average daily net assets plus 3.40% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $7,009 for the period ended August 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $27,947 for the period ended August 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $54,851 for the period ended August 31, 1997. Fees incurred under the distribution plan during the period ended August 31, 1997, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $19,579 and $51 for Class B and Class C shares, respectively, for the period ended August 31, 1997. Fees incurred under the distribution plan during the period ended August 31, 1997, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended August 31, 1997, were $1,840, $157,604, and $782 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively. (4) Portfolio Securities Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $307,395,285 and $289,993,078, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $392,067,731
                                                               ============
Gross unrealized appreciation                                  $  5,944,950
Gross unrealized depreciation                                    (3,089,706)
                                                               ------------
    Net unrealized appreciation                                $  2,855,244
                                                               ============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                                      PERIOD ENDED                            YEAR ENDED
                                                   AUGUST 31, 1997                     FEBRUARY 28, 1997
                                 ---------------------------------    ----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                          1,669,129      $   15,652,556         4,140,119      $   38,922,278
Shares issued to shareholders in
  reinvestment of distributions        618,151           5,779,338         1,321,595          12,427,596
Shares transferrred to Class I            --                  --             (49,744)           (468,094)
Shares reacquired                   (3,651,772)        (34,317,378)       (7,593,288)        (71,389,880)
                                    ----------      --------------        ----------      --------------
    Net decrease                    (1,364,492)     $  (12,885,484)       (2,181,318)     $  (20,508,100)
                                    ==========      ==============        ==========      ==============

Class B Shares
                                                      PERIOD ENDED                            YEAR ENDED
                                                   AUGUST 31, 1997                     FEBRUARY 28, 1997
                                 ---------------------------------    ----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                          1,067,091      $   10,005,776         3,497,240      $   32,902,922
Shares issued to shareholders in
 reinvestment of distributions         214,858           2,007,383           466,248           4,381,846
Shares reacquired                   (2,021,626)        (18,938,931)       (4,666,881)        (43,848,545)
                                    ----------      --------------        ----------      --------------
    Net decrease                      (739,677)     $   (6,925,772)         (703,393)     $   (6,563,777)
                                    ==========      ==============        ==========      ==============

Class C Shares
                                                      PERIOD ENDED                          PERIOD ENDED
                                                   AUGUST 31, 1997                    FEBRUARY 28, 1997*
                                 ---------------------------------    ----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            207,346      $    1,951,069           655,092      $    6,142,479
Shares issued to shareholders in
 reinvestment of distributions          15,034             141,003            15,823             148,965
Shares reacquired                     (143,038)         (1,349,048)          (29,473)           (276,397)
                                    ----------      --------------        ----------      --------------
    Net increase                        79,342      $      743,024           641,442      $    6,015,047
                                    ==========      ==============        ==========      ==============
*For the period from the commencement of the Fund's offering of Class C shares, April 2, 1996, through February 28, 1997.

Class I Shares
                                                      PERIOD ENDED                          PERIOD ENDED
                                                   AUGUST 28, 1997                   FEBRUARY 28, 1997**
                                 ---------------------------------    ----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                              6,778      $       63,399               529      $        5,013
Shares issued to shareholders in
 reinvestment of distributions           1,690              15,810               558               5,242
Shares transferred from Class
A                                         --                  --              49,744             468,094
Shares reacquired                       (9,276)            (87,002)             (883)             (8,310)
                                    ----------      --------------        ----------      --------------
    Net increase (decrease)               (808)     $       (7,793)           49,948      $      470,039
                                    ==========      ==============        ==========      ==============

** For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through February 28, 1997.

(7) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended August 31, 1997, was $1,314.

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) GOVERNMENT SECURITIES FUND

TRUSTEES                                            CUSTODIAN
A. Keith Brodkin* - Chairman and President          State Street Bank and Trust Company

Richard B. Bailey* - Private Investor;              INVESTOR INFORMATION
Former Chairman and Director (until 1991),          For MFS stock and bond market outlooks, call toll
Massachusetts Financial Services Company;           free: 1-800-637-4458 anytime from a touch-tone
Director, Cambridge Bancorp; Director, Cambridge    telephone.
Trust Company
                                                    For information on MFS mutual funds, call your
Peter G. Harwood - Private Investor                 financial adviser or, for an information kit, call
                                                    toll free: 1-800-637-2929 any business day from 9
J. Atwood Ives - Chairman and Chief Executive       a.m. to 5 p.m. Eastern time (or leave a message
Officer, Eastern Enterprises                        anytime).

Lawrence T. Perera - Partner, Hemenway              INVESTOR SERVICE
& Barnes                                            MFS Service Center, Inc.
                                                    P.O. Box 2281
William J. Poorvu - Adjunct Professor, Harvard      Boston, MA 02107-9906
University Graduate School of Business
Administration                                      For general information, call toll free:
                                                    1-800-225-2606 any business day from
Charles W. Schmidt - Private Investor               8 a.m. to 8 p.m. Eastern time.

Arnold D. Scott* - Senior Executive Vice            For service to speech- or hearing-impaired, call
President, Director and Secretary, Massachusetts    toll free: 1-800-637-6576 any business day from 9
Financial Services Company                          a.m. to 5 p.m. Eastern time. (To use this service,
                                                    your phone must be equipped with a
Jeffrey L. Shames* - President and Director,        Telecommunications Device for the Deaf.)
Massachusetts Financial Services Company
                                                    For share prices, account balances, and exchanges,
Elaine R. Smith - Independent Consultant            call toll free: 1-800-MFS-TALK (1-800-637-8255)
                                                    anytime from a touch-tone telephone.
David B. Stone - Chairman, North American
Management Corp. (investment advisers)              WORLD WIDE WEB
                                                    www.mfs.com
INVESTMENT ADVISER
Massachusetts Financial Services Company            [DALBAR   For the fourth year in a row,
500 Boylston Street                                 LOGO]     MFS earned a #1 ranking in the
Boston, MA 02116-3741                                     DALBAR, Inc. Broker/Dealer Survey,
                                                    Main Office Operations Service Quality
DISTRIBUTOR                                         Category. The firm achieved a 3.42
MFS Fund Distributors, Inc.                         overall score on a scale of 1 to 4 in
500 Boylston Street                                 the 1997 survey. A total of 111 firms
Boston, MA 02116-3741                               responded, offering input on the
                                                    quality of service they received from
PORTFOLIO MANAGER                                   29 mutual fund companies nationwide.
Steven E. Nothern*                                  The survey contained questions about
                                                    service quality in 11 categories,
TREASURER                                           including "knowledge of operations
W. Thomas London*                                   contact," "keeping you informed,"
                                                    "ease of doing business" with the firm.
ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

                                                         -------------
MFS(R) GOVERNMENT                                           BULK RATE
SECURITIES FUND                                            U.S. POSTAGE
                                                              PAID
                                                               MFS
                                                         -------------
500 Boylston Street
Boston, MA 02116-3741


[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)



   [DALBAR
    LOGO]
TOP-RATED SERVICE



(c)1997 MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116-3741
                                                  MGS-3 10/97 37M 26/226/326/826